EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nyer Medical Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Karen L. Wright, Chief Financial Officer, Vice President of Finance, Treasurer and Secretary of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2008 By: /s/ Karen L. Wright Karen L. Wright Chief Financial Officer, Vice President of Finance and Secretary